Equity-Settled Share Option Schemes	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Equity-Settled Share Option Schemes
44.	EQUITY-SETTLED SHARE OPTION SCHEMES
On April 16, 2014, the Company adopted a new share option scheme (the “2014 Share Option Scheme”). The 2014 Share Option Scheme is valid and effective for a period of 10 years commencing on April 22, 2014 and will expire on April 22, 2024. Under the 2014 Share Option Scheme, the share options may be granted to employees including all directors; any grant of share options to a Connected Person (as defined in the Listing Rules) of the Company must be approved by the independent non-executive
directors of the Company (excluding any independent
non-executive
director of the Company in the case such director is a grantee of the options) and all grants to connected persons shall be subject to compliance with the requirements of the Listing Rules, including where necessary the prior approval of the shareholders. As of December 31, 2019, 1,777,437,107 options were available for issue under the 2014 Share Option Scheme. Pursuant to the 2014 Share Option Scheme, the consideration payable by a participant for the grant of share options will be HKD1.00. The exercise price payable by a participant upon the exercise of an option will be determined by the Board of Directors at their discretion at the date of grant, except that such price may not be set below a minimum price which is the higher of:

(i)	The closing price of the shares on the SEHK on the offer date in respect of the share options; and

(ii)	The average closing price of the shares on the SEHK for the five trading days immediately preceding the offer date;
The option period commences on any day after the date on which such share option is offered, but may not exceed 10 years from the offer date. No share options had been granted since adoption of the 2014 Share Option Scheme.
No options outstanding as of December 31, 2018 and 2019.